REGISTRATION RIGHTS AGREEMENT


          Registration Rights Agreement ("Agreement") dated as of ____________, 1994 among Cabot Oil & Gas Corporation, a Delaware corporation (the
"Company"), Washington Energy Company, a Washington corporation ("WECO"), and any other persons who become parties hereto in accordance herewith.

                              W I T N E S S E T H:

          WHEREAS, the Company and WECO are parties to that certain Agreement of Merger (the "Agreement of Merger") dated as of February ___, 1994 pursuant to which, among other things, Washington Energy Resources Company, a Washington corporation and a wholly owned subsidiary of WECO ("WERCO"), is merging into a wholly owned subsidiary of the Company;

          WHEREAS, pursuant to the Agreement of Merger the shares of common stock of WERCO are being changed into the right to receive, among other things, 2,133,000 shares of Common Stock and 1,134,000 shares of Convertible Preferred Stock;

          WHEREAS, as an inducement to enter into the Agreement of Merger and to consummate the transactions contemplated thereby, the Company agreed to enter into this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.   Definitions.

     A. Terms used but not defined in this Agreement have the meanings set forth in the Agreement of Merger, unless the context otherwise requires. In addition, the following terms have the indicated meanings, unless the context otherwise requires:

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the class A common stock, par value $0.10 per share, of the Company.

     "Company Securities" means the shares of Merger Common Stock, the shares of Convertible Preferred Stock and any shares of Converted Common Stock.

     "Converted Common Stock" means the shares of Common Stock issued pursuant to the conversion of the Convertible Preferred Stock.

     "Convertible Preferred Stock" means the 6% Convertible Redeemable Preferred Stock, par value $.10 per share, of the Company received by WECO pursuant to the Agreement of Merger.

     "Disposition" means any sale, transfer, pledge, assignment, hypothecation, mortgage or other encumbrance, or any other disposition of Company Securities whatsoever, whether voluntary or involuntary.

     "Holder" means WECO or any transferee thereof permitted hereby if such transferee (i) is designated a Holder by WECO and (ii) has executed a counterpart hereof at the time of the transfer to such transferee, unless the Registrable Securities held by such person are acquired in (a) a public distribution pursuant to a registration statement under the Securities Act or (b) transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

     "Merger Common Stock" means the shares of Common Stock received by WECO pursuant to the Agreement of Merger.

     "Registrable Securities" means the Company Securities, provided that with respect to Section 3, Registrable Securities does not include the Convertible Preferred Stock.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement.

     B. Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been disposed of pursuant to such effective registration statement, (ii) such Registrable Security is distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such Registrable Security may be publicly resold without registration under the Securities Act (and without limitations as to volume or manner of sale or both) or (iv) such Registrable Security is no longer held by a Holder.

II.  Demand Registration.

     A. At any time until the first time at which all Holders are legally permitted to sell publicly all Registrable Securities owned by the Holders without registration under the Securities Act (and without limitations as to volume or manner of sale or both), any Holder or Holders of an aggregate of at least 25% of the Registrable Securities (on an as-converted basis) may make a written request for registration under the Securities Act of at least (i) 200,000 shares of Convertible Preferred Stock constituting Registrable Securities and/or (ii) 400,000 shares of Common Stock (including Converted Common Stock) constituting Registrable Securities, in either case for sale in an underwritten public offering (a "Demand Registration"); provided, that the Company need effect only two Demand Registrations, one of which must be for Converted Common Stock ("Converted Stock Demand Registration"). Each such request shall specify the aggregate number of shares of, and the class of, the Registrable Securities proposed to be sold. Within 10 days after receipt of such request, the Company will give written notice of such registration request to all other Holders of Registrable Securities and include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the giving of such notice. Each such request will also specify the aggregate number of shares of, and class of, Registrable Securities to be registered.

     B. A registration will not count as a Demand Registration until it becomes effective. Notwithstanding the foregoing, in the event the Company has filed a registration statement pursuant to Section 2(a) hereof and the Holders elect to withdraw from such registration prior to effectiveness of such registration statement (such election being effective for all Holders upon the vote of Holders of a majority of the Registrable Securities (on an a converted basis) unless such Holders elect to withdraw because of a material adverse change in the business, prospects, properties or condition (financial or otherwise) of the Company, then such registration shall be treated as a registration effected by the Company for purposes of
Section 2(a) hereof.

     C. The Holders shall have the right to select an investment banker or investment bankers reasonably satisfactory to the Company to administer the offering pursuant to a Demand Registration

III. Piggy-Back Registration.

     A. If at any time until the first time at which the Holders are legally permitted to sell publicly all Registrable Securities (which for purposes of this Section 3 shall not include any security other than the Merger Common Stock and Converted Common Stock) without registration under the Securities Act (and without limitations as to volume or manner of sale or both), the Company proposes to file a registration statement under the Securities Act with resect to a firm commitment underwritten offering of Common Stock whether or not for sale for the Company's account (other than a registration statement on Form S-4 or S-8 (or any substitute form for comparable purposes that may be adopted by the Commission) or a registration statement filed in connection with a business combination, an exchange offer or an offering of securities to the Company's existing security holders or employees), then the Company shall in each such case give written notice of such proposed filing to each Holder of Registrable Securities as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer such Holder the opportunity to register such number of shares of Registrable Securities as such Holder may request ("Piggy-Back Registration").

     B. The Company shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any Common Stock to be issued by the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of any offering shall inform the Company and the Selling Holders that because of the size of the offering which the Holders, the Company and other persons intend to make or because of the inclusion of securities sold by selling security holders, the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then the amount of securities to be offered for the account of the Holders shall be reduced pro-rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount such managing underwriter or underwriters have advised the Company and the Selling Holders can be sold in such offering; provided that if Common Stock is being offered for the account of stockholders other than a Holder, then the proportion by which the amount of Registrable Securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of Common Stock intended to be offered by such other stockholders is reduced; provided, further, that in any such event set forth above, the amount of Registrable Securities of WECO (but not any transferee of WECO) shall not be reduced to less than 30% of the total number of shares of Common Stock to be offered by the Company, all Holders and any other stockholders. If the number of shares of Merger Common Stock and Converted Common Stock owned by WECO is less than the total number of shares of Merger Common Stock, Converted Common Stock and shares of Common Stock then issuable on conversion of the Convertible Preferred Stock then outstanding, the 30% figure in the preceding proviso shall be reduced by multiplying 30% by a fraction, the numerator of which is the number of shares of Merger Common Stock and Converted Common Stock owned by WECO and the denominator of which is such total number of shares.

     C. Each Selling Holder must agree, in order to exercise its rights under this Section 3, to be a party to the underwriting agreement between the Company and such underwriters.

IV.  Restrictions on Public Sale by Holders of Registrable Securities.

     When Registrable Securities are included in a registration statement, or when the Company conducts a public offering of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock and securities of any Holder are not included in such registration statement, each Holder agrees, and the Company shall use its best efforts to cause its directors, officers and affiliates to agree, not to effect any sale or distribution of any Convertible Preferred Stock or Common Stock, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 (or any similar provision) under the Securities Act, during the fourteen days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except pursuant to such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

V.   Registration Procedures.

     Whenever Holders have requested that any Registrable Securities be included in a registration statement pursuant to Section 2 or 3 hereof, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities as contemplated by such Section as promptly as practicable, and in connection with any such request, the Company shall:

     A. in connection with a request pursuant to Section 2 hereof, prepare and file with the Commission, as promptly as possible and in no event later than 60 days after receipt of such request, a registration statement on any form (to be selected by the Company) for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that

     (x) the Company shall not be obligated to file a registration statement at any time during the six-month period immediately following the effective date of another registration statement subject to this Agreement (unless such effectiveness is terminated pursuant to clause (y) below); and

     (y) with respect to any registration statement filed or to be filed pursuant to Section 2 of this Agreement, if the Board of Directors of the Company or the President and Executive Vice President of the Company shall determine in good faith that to maintain the effectiveness of such registration statement or to permit such registration statement to become effective (or, if no registration statement has yet been filed, to file such registration statement) would be significantly disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for any reason, including the existence, or in reasonable anticipation, of any acquisition or financing activity involving the Company or the unavailability of any required financial statements, or any other event or condition of similar significance to the Company, the Company may, for a period not to exceed 60 days or, if earlier, until such Disadvantageous Condition no longer exists, cause such registration statement to be withdrawn and the effectiveness of such registration statement to be terminated or, if no registration statement has yet been filed, elect not to file such registration statement; provided that (i) the Company many take such action no more than two times in any calendar year, and that the total duration during any calendar year of any delays or suspensions pursuant to this clause (y) shall not exceed 90 days and (ii) any such withdrawn registration shall not be deemed a Demand Registration unless and until reinstated;

     B. (i) prior to filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Selling Holders and one counsel selected by the Selling Holders of a majority in aggregate number of shares of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, (ii) as soon as reasonably possible, furnish to each Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder, and (iii) after the filing of the registration statement, promptly notify such Selling Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

     C. in connection with a registration pursuant to Section 2 hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold;

     D. use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Selling Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     E. immediately notify each Selling Holder, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the occurrence of an event known to the Company requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to each Selling Holder any such supplement or amendment;

     F. enter into or arrange for the furnishing of customary agreements and documents (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

     G. make available for inspection by any Selling Holder, and any attorney, accountant or other professional retained by any such Selling Holder (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company or its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Each Inspector that actually reviews Records supplied by the Company or its subsidiaries shall be required, prior to any such review, to execute an agreement with the Company providing that such Inspector shall not disclose any confidential information of the Company (other than to another Inspector) unless such disclosure is required by applicable law or legal process. Each Selling Holder agrees that it will not make any market transaction in securities of the Company based on such confidential information in violation of applicable securities laws. Each Selling Holder further agrees that it will, upon learning that disclosure of confidential information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the confidential information. Each Selling Holder also agrees that the due diligence investigation made by the Inspectors shall be conducted in a manner which shall not unreasonably disrupt the operations of the Company or the work performed by the Company's officers and employees;

     H. use its reasonable best efforts to obtain (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants each in customary form and covering such matters of the type customarily covered by such opinion and comfort letters as the manage underwriter reasonably requests;

     I. otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

     J. use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     The Company may require each Selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration.

     Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(c) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(e) hereof to and including the date when each Selling Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(c) hereof. Each Selling Holder also agrees to notify the Company if any event relating to such Selling Holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

VI.  Registration Expenses.

     All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, the fees and expenses occurred by it in connection with the listing of the securities to be registered, fees and disbursements of counsel for the Company and its independent certified public accountants, and fees and expenses of other persons retained by the Company, incurred in connection with each registration hereunder, will be borne by the Company in the case of the Demand Registration other than the Converted Stock Demand Registration. In the event of the Converted Stock Demand Registration, the Selling Holders will bear their pro rata share of the expenses incident to the Company's performance of or compliance with this Agreement, but not including any allocated overhead expenses, costs related to an annual audit or other expenses that the Company would have incurred in the absence of a Converted Stock Demand Registration. In the case of any Piggy-Back Registration (other than the first four Piggy-Back Registrations, the costs of which shall be borne by the Company as if such registrations were Demand Registrations), the Company shall pay all such expenses other than additional or incremental registration and filing fees, printing expenses and other expenses resulting from the inclusion of the Registrable Securities to such registration. Any underwriting discounts and commissions attributable to the sale of Registrable Securities and any expenses of counsel for the Selling Holders will be borne by the Selling Holders.

VII. Indemnification; Contribution.

     A. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors, partners and agents and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and expenses (including any reasonable legal or other costs of investigation) whatsoever arising out of or based upon any untrue statement or alleged untrue statement of a material Act contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that it was the responsibility of such Selling Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 7(a).

     B. Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Selling Holder (or its officers, directors, partners or agents) or any person controlling any such Selling Holder in respect of which indemnity may be sought from the Company, the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Selling Holder, and shall assume the payment of all fees and expenses. Such Selling Holder or any controlling person thereof shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Selling Holder or such controlling person unless (i) the Company has agreed to pay such fees and expenses or
(ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Selling Holder or such controlling person and the Company, and such Selling Holder or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to such Selling Holder or such controlling person which are different from or additional to those available to the Company, in which case, if such Selling Holder or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Selling Holder or such controlling person; it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Selling Holders and such controlling persons, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action or proceeding effected without the Company's written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Selling Holder and such controlling person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     C. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the registration statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information concerning such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus; provided, however, that such Selling Holder shall not be liable to the Company with respect to any loss, claim, damage or liability (or actions in respect thereof) arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in any preliminary prospectus, which is correct in the prospectus if the person asserting any such loss, claim, damage or liability purchased shares of Common Stock from the underwriter thereof but was not sent or given a copy of the prospectus at or prior to the written confirmation of the sale of such shares to such person. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to such Selling Holder, by the preceding paragraph. Each Selling Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 7(c). Notwithstanding anything to the contrary herein, in no event shall the amount paid or payable by any Selling Holder under this
Section 7(c) exceed the amount of proceeds received by such Selling Holder from the offering of the Registrable Securities.

     D.   Contribution.  If the indemnification provided for in this
Section 7 is unavailable to any indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnified party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), (i) no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and
(ii) no Selling Holder shall be required to contribute any amount in excess of the amount by which the proceeds received by such Selling Holder from the offering of the Registrable Securities exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(a) and (c) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

VIII.     Participation in Registrations.

     No Holder may participate in any registration hereunder unless it (a) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

9.   Rule 144.

          The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

IX.  Miscellaneous.

     A. Binding Effect. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted transferees, successors, and permitted assigns.

     B. Amendment. This Agreement may be amended or terminated only by a written instrument signed by the Company and the Holders of a majority of the shares of Registrable Securities (treating all Convertible Preferred Stock as being converted into Common Stock for this purpose).

     C. Applicable Law. The internal laws of the State of Texas (without regard to choice of law provisions thereof) shall govern the interpretation, validity and performance of the terms of this Agreement.

     D. Notices. All notices provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, postage prepaid, as set forth in Section 15.5 of the Agreement of Merger.

     E. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    CABOT OIL & GAS CORPORATION

                                    /s/ John U. Clarke

                                    By: John U. Clarke
                                    Title:  Executive Vice President


                                    WASHINGTON ENERGY COMPANY

                                    /s/ T.J. Hogan

                                    By: T.J. Hogan
                                    Title: Vice President - Legal
                                      and Secretary